                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                             April 17, 2009
                             --------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Exhibits
---------

99.1 Press release dated April 17, 2009



Item 2.02:  Results of Operations and Financial Condition
----------------------------------------------------------

On April 17, 2009 Westamerica Bancorporation announced earnings for the first quarter of 2009. A copy of the press release is attached as Exhibit 99.1 to This Form 8-K and is incorporated herein by reference.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    JOHN "ROBERT" THORSON
-------------------------------------------------
John "Robert" Thorson
Senior Vice President and Chief Financial Officer
April 22, 2009

INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-14
                         April 17, 2009

FOR IMMEDIATE RELEASE
April 17, 2009



WESTAMERICA BANCORPORATION REPORTS
FIRST QUARTER 2009 RESULTS

San Rafael, CA:	Westamerica Bancorporation (NASDAQ: WABC), parent company of
Westamerica Bank, today reported net income applicable to common shareholders for the first quarter of 2009 of $52.2 million and diluted earnings per common share ("EPS") of $1.80. First quarter 2009 results include Westamerica Bank's acquisition of County Bank from the Federal Deposit Insurance Corporation (FDIC) on February 6, 2009. First quarter 2009 earnings include the results of operations of the former County Bank following the acquisition. Further, the estimated fair value of assets purchased exceeded the estimated fair value of liabilities assumed, resulting in gain recognition under Financial Accounting Standard 141R. First quarter 2009 results also include a refund of federal income taxes related to 2004. The FAS 141R gain and tax refund combined to increase EPS by $1.00.

"The integration of County Bank is proceeding consistent with our historical merger timelines. We would expect to complete the integration during the third quarter this year," said Chairman, President and CEO David Payne. "County Bank loans and foreclosed loan collateral are covered by a loss-sharing agreement with the FDIC. Annualized net losses on legacy Westamerica Bank loans represented 0.42 percent of such loans. We are pleased to have delivered an annualized return on our common shareholders' equity, excluding the FAS 141R gain and tax refund, of 21 percent this quarter," added Payne.


Total assets grew $1.4 billion from $4.0 billion at December 31, 2008 to $5.4 billion at March 31, 2009 due to the County Bank acquisition. As a result, earnings in prior periods were generated from a lower asset base. Net income in the fourth quarter of 2008 totaled $20.8 million and EPS of $0.71, including securities losses equivalent to $0.07 EPS. Net income in the first quarter of 2008 totaled $26.8 million and EPS of $0.92, including benefits from Visa's initial public offering which increased EPS by $0.16.

Net interest income on a fully taxable equivalent (FTE) basis was $59.4 million for the first quarter of 2009, compared to $49.9 million for the fourth quarter of 2008 and to $48.0 million for the first quarter of 2008. The increase in net interest income in the first quarter 2009 is due to the acquisition of County Bank on February 6, 2009. The first quarter 2009 net interest margin on a fully taxable equivalent basis was 5.35 percent, compared to 5.44 percent and 4.79 percent for the fourth and first quarters of 2008, respectively.

The provision for loan losses was $1.8 million for the first quarter of 2009, compared to $900 thousand for the fourth quarter of 2008, and $600 thousand for the first quarter of 2008. First quarter 2009 net loan losses totaled $2.5 million or 0.42 percent (annualized) of average loans not covered by the FDIC loss sharing agreement, compared to 1.08 percent and 0.14 percent, respectively, for the fourth and first quarters of 2008.

Noninterest income for the first quarter of 2009 totaled $15.1 million, excluding the FAS 141R gain. Noninterest income for the fourth quarter 2008 totaled $13.2 million, excluding $3.3 million in securities losses. Noninterest income in the first quarter 2008 totaled $13.7 million, excluding $5.7 million in securities gains. The increase in noninterest income in the first quarter 2009 compared to the fourth and first quarters of 2008 is primarily due to an increase in deposit service charges from the larger deposit base following the County Bank acquisition.

Noninterest expense for the first quarter of 2009 totaled $34.1 million, including approximately $400 thousand in incremental expenses related to the County Bank acquisition. These incremental expenses consisted of legal and professional fees, travel expenses, temporary signage and other expenses. Noninterest expense for the fourth quarter of 2008 totaled $26.2 million. Noninterest expense for the first quarter 2008 totaled $25.4 million, excluding the reversal of a $2.3 million accrual for Visa related litigation. The increased noninterest expense in the first quarter 2009 compared to the fourth and first quarters of 2008 reflects increased operating costs from the acquisition of County Bank. Personnel costs are higher by approximately $3.5 million, and occupancy and equipment costs are higher by approximately $2.3 million. Westamerica recognized an identifiable intangible asset related to the County Bank customer deposit base totaling $28.1 million. As a result, amortization of identifiable intangible assets increased by approximately $860 thousand in the first quarter 2009 compared to the fourth and first quarters of 2008. Excluding the FAS 141R gain, the efficiency ratio was 45.8 percent in the first quarter 2009.

At March 31, 2009, Westamerica Bancorporation's tangible common equity-to-asset ratio was 5.5 percent, Westamerica Bancorporation's total regulatory capital ratio was 11.4 percent, and Westamerica Bank's total regulatory capital ratio was 10.9 percent.

At March 31, 2009, the Company's assets totaled $5.4 billion and loans outstanding totaled $3.4 billion.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

        Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
           Westamerica Bancorporation
           Robert A. Thorson  -  SVP & Chief Financial Officer
           707-863-6840

FORWARD-LOOKING INFORMATION:

This press release contains forward-looking statements about Westamerica Bancorporation for which it claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of the Company or its management or board of directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as "believes", "anticipates", "expects", "intends", "targeted", "projected", "continue", "remain", "will", "should", "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

These forward-looking statements are based on Management's current knowledge and belief and include information concerning the Company's possible or assumed future financial condition and results of operations. A number of factors, some of which are beyond the Company's ability to predict or control, could cause future results to differ materially from those contemplated. The Company's most recent annual report for the year ended December 31, 2008 filed with the Securities and Exchange Commission describes some of these factors. These factors include but are not limited to (1) the length and severity of current difficulties in the national and California economies and the effects of federal government efforts to address those difficulties; (2) continued low liquidity levels in capital markets; (3) fluctuations in asset prices including, but not limited to, stocks, bonds, real estate, and commodities; (4) the effect of acquisitions and integration of acquired businesses including the recently acquired County Bank; (5) economic uncertainty created by terrorist threats and attacks on the United States, the actions taken in response, and the uncertain effect of these events on the national and regional economies; (6) changes in the interest rate environment; (7) changes in the regulatory environment; (8) significantly increasing competitive pressure in the banking industry; (9) operational risks including data processing system failures or fraud; (10) volatility of rate sensitive loans, deposits and investments; (11) asset/liability management risks and liquidity risks; and (12) changes in the securities markets. The Company undertakes no obligation to update any forward-looking statements to reflect circumstances or events that occur after the date forward-looking statements are made.

Forward-looking statements speak only as of the date they are made.

                              #####

WESTAMERICA BANCORPORATION          Public Information April 17, 2009
FINANCIAL HIGHLIGHTS
March 31, 2009

1. Net Income Summary.


                                    (dollars in thousands except per-share amounts)
                                                              Q1'09 /                 Q1'09 /                           3/31'09YTD /
                                       Q1'09       Q1'08       Q1'08       Q4'08       Q4'08     3/31'09YTD  3/31'08YTD  3/31'08YTD
                                    ------------------------------------------------------------------------------------------------
    1 Net Interest Income (Fully
         Taxable Equivalent)            $59,359     $47,982        23.7%    $49,850        19.1%    $59,359     $47,982        23.7%
    2 Provision for Loan Losses           1,800         600       200.0%        900       100.0%      1,800         600       200.0%
    3 Noninterest Income:
    4 Net Gain (Loss) From Equity
         Securities                           0       5,698         n/m      (3,269)       n/m            0       5,698         n/m
    5 FAS 141R Gain                      48,844           0         n/m           0       100.0%     48,844           0         n/m
    6 Other                              15,124      13,680        10.6%     13,177        14.8%     15,124      13,680        10.6%
                                    ------------------------            ------------            ------------------------
    7 Total Noninterest Income           63,968      19,378         n/m       9,908        n/m       63,968      19,378         n/m
    8 Noninterest Expense:
    9 VISA Litigation                         0      (2,338)        n/m           0        n/m            0      (2,338)        n/m
   10 Other                              34,123      25,394        34.4%     26,166        30.4%     34,123      25,394        34.4%
                                    ------------------------            ------------            ------------------------
   11 Total Noninterest Expense          34,123      23,056        48.0%     26,166        30.4%     34,123      23,056        48.0%
                                    ------------------------            ------------            ------------------------
   12 Income Before Taxes (FTE)          87,404      43,704       100.0%     32,692       167.4%     87,404      43,704       100.0%
   13 Income Tax Provision (FTE)         34,579      16,926       104.3%     11,882       191.0%     34,579      16,926       104.3%
                                    ------------------------            ------------            ------------------------
   14 Net Income                         52,825      26,778        97.3%     20,810       153.8%     52,825      26,778        97.3%

   15 Preferred Stock Dividends
         and Discount Accretion             578           0         n/m           0        n/m          578           0         n/m
                                    ------------------------            ------------            ------------------------
   16 Net Income Applicable to          $52,247     $26,778        95.1%    $20,810       151.1%    $52,247     $26,778        95.1%
         Common Equity              ========================            ============            ========================

   17 Average Common Shares
         Outstanding                     28,876      28,861         0.1%     28,884        -0.0%     28,876      28,861         0.1%
   18 Diluted Average Common Shares
         Outstanding                     29,105      29,210        -0.4%     29,218        -0.4%     29,105      29,210        -0.4%

   19 Operating Ratios:
   20   Basic Earnings Per
         Common Share                     $1.81       $0.93        94.6%      $0.72       151.2%      $1.81       $0.93        94.6%
   21   Diluted Earnings Per
         Common Share                      1.80        0.92        95.7        0.71       152.7%       1.80        0.92        95.7%
   22   Return On Assets
            (annualized)                   4.24%       2.43%                   2.04%                   4.24%       2.43%
   23   Return On Common Equity
            (annualized)                   48.0%       27.3%                   20.6%                   48.0%       27.3%
   24   Net Interest Margin (FTE)
            (annualized)                   5.35%       4.79%                   5.44%                   5.35%       4.79%
   25   Efficiency Ratio (FTE)             27.7%       34.2%                   43.8%                   27.7%       34.2%

   26 Dividends Paid Per
         Common Share                     $0.36       $0.34         5.9%      $0.35         2.9%      $0.36       $0.34         5.9%
   27 Common Dividend Payout Ratio           20%         37%                     49%                     20%         37%



2. Net Interest Income.


                                    (dollars in thousands)
                                                              Q1'09 /                 Q1'09 /                           3/31'09YTD /
                                       Q1'09       Q1'08       Q1'08       Q4'08       Q4'08     3/31'09YTD  3/31'08YTD  3/31'08YTD
                                    ------------------------------------------------------------------------------------------------
    1 Interest and Fee Income (FTE)     $64,192     $60,810         5.6%    $54,442        17.9%    $64,192     $60,810         5.6%
    2 Interest Expense                    4,833      12,828       -62.3%      4,592         5.3%      4,833      12,828       -62.3%
                                    ------------------------            ------------            ------------------------
    3 Net Interest Income (FTE)         $59,359     $47,982        23.7%    $49,850        19.1%    $59,359     $47,982        23.7%
                                    ========================            ============            ========================

    4 Average Earning Assets         $4,475,371  $4,028,221        11.1% $3,654,966        22.4% $4,475,371  $4,028,221        11.1%
    5 Average Interest-Bearing
         Liabilities                  3,155,685   2,771,526        13.9%  2,425,928        30.1%  3,155,685   2,771,526        13.9%
    6 Yield on Earning Assets (FTE)
         (annualized)                      5.79%       6.06%                   5.94%                   5.79%       6.06%
    7 Cost of Funds (annualized)           0.44%       1.27%                   0.50%                   0.44%       1.27%
    8 Net Interest Margin (FTE)
         (annualized)                      5.35%       4.79%                   5.44%                   5.35%       4.79%
    9 Interest Expense/Interest-Bearing
      Liabilities (annualized)             0.62%       1.85%                   0.75%                   0.62%       1.85%
   10 Net Interest Spread (FTE)
         (annualized)                      5.17%       4.21%                   5.19%                   5.17%       4.21%


WESTAMERICA BANCORPORATION          Public Information April 17, 2009
FINANCIAL HIGHLIGHTS
March 31, 2009

3. Loans & Other Earning Assets.


                                    (average volume, dollars in thousands)
                                                              Q1'09 /                 Q1'09 /                           3/31'09YTD /
                                       Q1'09       Q1'08       Q1'08       Q4'08       Q4'08     3/31'09YTD  3/31'08YTD  3/31'08YTD
                                    ------------------------------------------------------------------------------------------------
    1 Total Assets                   $4,998,964  $4,433,934        12.7% $4,053,295        23.3% $4,998,964  $4,433,934        12.7%
    2 Total Earning Assets            4,475,371   4,028,221        11.1%  3,654,966        22.4%  4,475,371   4,028,221        11.1%
    3 Total Loans                     3,135,944   2,477,666        26.6%  2,399,741        30.7%  3,135,944   2,477,666        26.6%
    4   Commercial Loans                885,232     616,994        43.5%    586,245        51.0%    885,232     616,994        43.5%
    5   Commercial Real Estate Loans  1,191,260     850,504        40.1%    819,645        45.3%  1,191,260     850,504        40.1%
    6   Consumer Loans                1,059,452   1,010,168         4.9%    993,851         6.6%  1,059,452   1,010,168         4.9%
    7 Total Investment Securities     1,339,427   1,550,555       -13.6%  1,255,225         6.7%  1,339,427   1,550,555       -13.6%
    8   Available For Sale
           (Market Value)               400,092     518,217       -22.8%    299,494        33.6%    400,092     518,217       -22.8%
    9   Held To Maturity                939,335   1,032,338        -9.0%    955,731        -1.7%    939,335   1,032,338        -9.0%
   10       HTM Unrealized Gain
               at Period-End              1,768      13,324         n/m         885         n/m       1,768      13,324         n/m
   11 Loans / Deposits                     81.2%       77.1%                   77.0%                   81.2%       77.1%



4. Deposits &  Other Interest-Bearing Liabilities.


                                    (average volume, dollars in thousands)
                                                              Q1'09 /                 Q1'09 /                           3/31'09YTD /
                                       Q1'09       Q1'08       Q1'08       Q4'08       Q4'08     3/31'09YTD  3/31'08YTD  3/31'08YTD
                                    ------------------------------------------------------------------------------------------------
    1 Total Deposits                 $3,862,435  $3,212,347        20.2% $3,115,989        24.0% $3,862,435  $3,212,347        20.2%
    2   Noninterest Demand            1,286,013   1,199,604         7.2%  1,167,490        10.2%  1,286,013   1,199,604         7.2%
    3   Interest-Bearing Transaction    667,425     546,417        22.1%    533,746        25.0%    667,425     546,417        22.1%
    4   Savings                         877,729     768,443        14.2%    742,897        18.1%    877,729     768,443        14.2%
    5   Time greater than $100K         664,474     500,936        32.6%    479,207        38.7%    664,474     500,936        32.6%
    6   Time less than $100K            366,794     196,947        86.2%    192,649        90.4%    366,794     196,947        86.2%
    7 Total Short-Term Borrowings       552,645     722,025       -23.5%    450,778        22.6%    552,645     722,025       -23.5%
    8   Fed Funds Purchased             314,856     565,415       -44.3%    325,275        -3.2%    314,856     565,415       -44.3%
    9   Other Short-Term Funds          237,789     156,610        51.8%    125,503        89.5%    237,789     156,610        51.8%
   10 Long-Term Debt                     26,618      36,758       -27.6%     26,651        -0.1%     26,618      36,758       -27.6%
   11 Shareholders' Equity              485,054     394,273        23.0%    401,598        20.8%    485,054     394,273        23.0%

   12 Demand Deposits
         / Total Deposits                  33.3%       37.3%                   37.5%                   33.3%       37.3%
   13 Transaction & Savings Deposits
         / Total Deposits                  73.3%       78.3%                   78.4%                   73.3%       78.3%



5. Interest Yields Earned & Rates Paid.


                                    (dollars in thousands)
                                                   Q1'09                                           Q1'08
                                    ------------------------------------   Q4'08    ------------------------------------
                                      Average     Income/     Yield */    Yield*/     Average     Income/     Yield*/
                                       Volume     Expense       Rate        Rate       Volume     Expense       Rate
                                    ------------------------------------------------------------------------------------
    1 Interest & Fees Income Earned
    2   Total Earning Assets (FTE)   $4,475,371     $64,192        5.79%       5.94% $4,028,221     $60,810        6.06%
    3   Total Loans (FTE)             3,135,944      46,187        5.97%       6.14%  2,477,666      39,897        6.48%
    4     Commercial Loans (FTE)        885,232      12,785        5.86%       6.19%    616,994      11,288        7.36%
    5     Commercial Real Estate
             Loans                    1,191,260      19,072        6.49%       7.02%    850,504      14,953        7.07%
    6     Consumer Loans              1,059,452      14,330        5.49%       5.39%  1,010,168      13,656        5.44%
    7   Total Investment Securities
           (FTE)                      1,339,427      18,005        5.38%       5.54%  1,550,555      20,913        5.40%
    8 Interest Expense Paid
    9   Total Earning Assets          4,475,371       4,833        0.44%       0.50%  4,028,221      12,828        1.27%
   10   Total Interest-Bearing
           Liabilities                3,155,685       4,833        0.62%       0.75%  2,771,526      12,828        1.85%
   11   Total Interest-Bearing
           Deposits                   2,576,422       3,784        0.60%       0.73%  2,012,743       7,328        1.46%
   12     Interest-Bearing
             Transaction                667,425         205        0.12%       0.19%    546,417         452        0.33%
   13     Savings                       877,729         900        0.42%       0.41%    768,443       1,330        0.70%
   14     Time less than $100K          366,794       1,452        1.61%       2.20%    196,947       1,589        3.25%
   15     Time greater than $100K       664,474       1,227        0.75%       1.24%    500,936       3,957        3.18%
   16   Total Short-Term Borrowings     552,645         626        0.46%       0.52%    722,025       4,922        2.70%
   17     Fed Funds Purchased           314,856         151        0.19%       0.50%    565,415       4,599        3.22%
   18     Other Short-Term Funds        237,789         475        0.81%       0.58%    156,610         323        0.83%
   19   Long-Term Debt                   26,618         423        6.35%       6.34%     36,758         578        6.29%

   20 Net Interest Income and Margin (FTE)          $59,359        5.35%       5.44%                $47,982        4.79%
      * Annualized


WESTAMERICA BANCORPORATION          Public Information April 17, 2009
FINANCIAL HIGHLIGHTS
March 31, 2009

6. Noninterest Income.


                                    (dollars in thousands except per share amounts)
                                                              Q1'09 /                 Q1'09 /                           3/31'09YTD /
                                       Q1'09       Q1'08       Q1'08       Q4'08       Q4'08     3/31'09YTD  3/31'08YTD  3/31'08YTD
                                    ------------------------------------------------------------------------------------------------
    1 Service Charges on Deposit
         Accounts                        $8,422      $7,296        15.4%     $7,383        14.1%     $8,422      $7,296        15.4%
    2 Merchant Credit Card Income         2,432       2,580        -5.7%      2,623        -7.3%      2,432       2,580        -5.7%
    3 ATM Fees & Interchange                813         718        13.1%        685        18.7%        813         718        13.1%
    4 Debit Card Fees                       856         904        -5.3%        917        -6.7%        856         904        -5.3%
    5 Financial Services Commissions        154         230       -33.3%        141         8.9%        154         230       -33.3%
    6 Mortgage Banking Income                17          40       -57.2%         19        -7.6%         17          40       -57.2%
    7 Trust Fees                            364         303        20.3%        255        42.9%        364         303        20.3%
    8 Other Income                        2,066       1,609        28.4%      1,154        79.0%      2,066       1,609        28.4%
                                    ------------------------            ------------            ------------------------
    9 Sub-total                          15,124      13,680        10.6%     13,177        14.8%     15,124      13,680        10.6%
   10 Net Gain (Loss) From Equity
         Securities                           0       5,698         n/m      (3,269)        n/m           0       5,698         n/m
   11 FAS 141R Gain                      48,844           0         n/m           0         n/m      48,844           0         n/m
                                    ------------------------            ------------            ------------------------
   12 Total Noninterest Income          $63,968     $19,378         n/m       $9,908        n/m     $63,968     $19,378         n/m
                                    ========================            ============            ========================
   13 Operating Ratios:
   14    Total Revenue (FTE)           $123,327     $67,360        83.1%    $59,758       106.4%   $123,327     $67,360        83.1%
   15    Noninterest Income /
            Revenue (FTE)                  51.9%       28.8%       83.1%       16.6%                   51.9%       28.8%
   16    Service Charges / Avg.
            Deposits (annualized)          0.88%       0.91%                   0.94%                   0.88%       0.91%
   17    Total Revenue Per Avg.
           Common Share (annualized)     $17.32       $9.39        84.5%      $8.23       110.4%     $17.32       $9.39        84.5%



7. Noninterest Expense.


                                    (dollars in thousands)
                                                              Q1'09 /                 Q1'09 /                           3/31'09YTD /
                                       Q1'09       Q1'08       Q1'08       Q4'08       Q4'08     3/31'09YTD  3/31'08YTD  3/31'08YTD
                                    ------------------------------------------------------------------------------------------------
    1 Salaries & Benefits               $16,371     $12,984        26.1%    $12,823        27.7%    $16,371     $12,984        26.1%
    2 Occupancy                           5,410       3,390        59.6%      3,405        58.9%      5,410       3,390        59.6%
    3 Equipment                           1,222         921        32.7%        976        25.2%      1,222         921        32.7%
    4 Data Processing                     2,104       2,120        -0.7%      2,117        -0.6%      2,104       2,120        -0.7%
    5 Courier                               898         829         8.3%        835         7.6%        898         829         8.3%
    6 Postage                               462         383        20.5%        346        33.7%        462         383        20.5%
    7 Telephone                             387         335        15.2%        344        12.2%        387         335        15.2%
    8 Professional Fees                     888         536        65.8%        920        -3.5%        888         536        65.8%
    9 Stationery & Supplies                 367         279        31.8%        334        10.0%        367         279        31.8%
   10 Loan Expense                          994         170       484.2%        258       284.5%        994         170       484.2%
   11 Operational Losses                    195         184         5.8%        352       -44.5%        195         184         5.8%
   12 Amortization of Identifiable
         Intangibles                      1,685         858        96.4%        788       113.8%      1,685         858        96.4%
   13 Other Operating                     3,140       2,405        30.6%      2,668        17.7%      3,140       2,405        30.6%
                                    ------------------------            ------------            ------------------------
   14 Sub-total                          34,123      25,394        34.4%     26,166        30.4%     34,123      25,394        34.4%
   15 VISA Litigation                         0      (2,338)       n/m            0         n/m           0      (2,338)        n/m
                                    ------------------------            ------------            ------------------------
   16 Total Noninterest Expense         $34,123     $23,056        48.0%    $26,166        30.4%    $34,123     $23,056        48.0%
                                    ========================            ============            ========================

   17 Full Time Equivalent Staff          1,144         886        29.1%        886        29.1%      1,144         886        29.1%
   18 Average (Avg.) Assets /  Full
         Time Equivalent Staff           $4,370      $5,004       -12.7%     $4,575        -4.5%     $4,370      $5,004       -12.7%
   19 Operating Ratios:
   20    FTE Revenue / Full Time
            Staff (annualized)             $437        $306        42.8%       $268        63.1%       $437        $306        42.8%
   21    Noninterest Expense / Avg.
          Earning Assets (annualized)      3.09%       2.30%                   2.85%                   3.09%       2.30%
   22    Noninterest Expense /
            FTE Revenues                   27.7%       34.2%                   43.8%                   27.7%       34.2%



8. Provision for Loan Losses.


                                    (dollars in thousands)
                                                              Q1'09 /                 Q1'09 /                           3/31'09YTD /
                                       Q1'09       Q1'08       Q1'08       Q4'08       Q4'08     3/31'09YTD  3/31'08YTD  3/31'08YTD
                                    ------------------------------------------------------------------------------------------------
    1 Average (Avg.) Total Loans     $3,135,944  $2,477,666        26.6% $2,399,741        30.7% $3,135,944  $2,477,666        26.6%
    2 Avg Total Covered Loans (1)      $761,855          $0         n/m          $0        n/m     $761,855          $0         n/m
    3 Avg. Total Non-Covered Loans   $2,374,089  $2,477,666        -4.2% $2,399,741        -1.1% $2,374,089  $2,477,666        -4.2%

    4 Non-Covered Loans:
    5 Provision for Loan Losses          $1,800        $600       200.0%       $900       100.0%     $1,800        $600       200.0%
    6 Gross Loan Losses                   2,928       1,537        90.4%      6,881       -57.4%      2,928       1,537        90.4%
    7 Net Loan Losses                     2,467         872       183.0%      6,527       -62.2%      2,467         872       183.0%
    8 Recoveries / Gross Loan Losses         16%         43%                      5%                     16%         43%
    9 Net Loan Losses /
         Avg. Non-Covered Loans (a)        0.42%       0.14%                   1.08%                   0.42%       0.14%
   10 Provision for Loan Losses /
         Avg. Non-Covered Loans (a)        0.31%       0.10%                   0.15%                   0.31%       0.10%
   11 Provision for Loan Losses /
         Net Loan Losses                   73.0%       68.8%                   13.8%                   73.0%       68.8%

   (1) Covered loans represent purchased loans on which losses are shared with the FDIC per a Loss-Sharing Agreement.
        Covered loans were recorded at estimated fair value at the time of purchase.
   (a) annualized


WESTAMERICA BANCORPORATION          Public Information April 17, 2009
FINANCIAL HIGHLIGHTS
March 31, 2009

9. Credit Quality.


                                    (dollars in thousands)
                                                             3/31/09 /               3/31/08 /
                                      3/31/09     3/31/08     3/31/08     12/31/08    12/31/08    09/30/08    06/30/08    12/31/07
                                    ------------------------------------------------------------------------------------------------
    1 Non-Covered Nonperforming
         Loans:
    2 Nonperforming Nonaccrual Loans    $10,943      $3,728       193.5%     $8,883        23.2%    $12,132     $11,713      $3,164
    3 Performing Nonaccrual Loans            27       1,652       -98.4%      1,143       -97.6%         73          28       1,688
                                    ------------------------            ------------            ------------------------------------
    4 Total Nonaccrual Loans             10,970       5,380       103.9%     10,026         9.4%     12,205      11,741       4,852
    5 Accruing Loans 90+ Days
         Past Due                           777         268       189.9%        755         2.9%        363         254         297
                                    ------------------------            ------------            ------------------------------------
    6 Total Non-Covered
         Nonperforming Loans             11,747       5,648       108.0%     10.781         9.0%     12,568      11,995       5,149
    7 Non-Covered Repossessed
         Loan Collateral                  4,756         954       398.5%      3,505        35.7%        814         920         613
                                    ------------------------            ------------            ------------------------------------
    8 Total Non-Covered
         Nonperforming Assets            16,503       6,602       150.0%     14,286        15.5%     13,382      12,915       5,762
                                    ------------------------            ------------            ------------------------------------
    9 Covered Nonperforming Loans (1):
   10 Nonperforming Nonaccrual Loans     34,437           0         n/m           0        n/m            0           0           0
   11 Performing Nonaccrual Loans         3,632           0         n/m           0        n/m            0           0           0
                                    ------------------------            ------------            ------------------------------------
   12 Total Nonaccrual Loans             38,069           0         n/m           0        n/m            0           0           0
   13 Accruing Loans 90+ Days
         Past Due                         9,866           0         n/m           0        n/m            0           0           0
                                    ------------------------            ------------            ------------------------------------
   14 Total Covered Nonperforming
         Loans (1)                       47,935           0         n/m           0        n/m            0           0           0
   15 Covered Repossessed Loan
         Collateral (1)                  13,391           0         n/m        n/m         n/m            0           0           0
                                    ------------------------            ------------            ------------------------------------
   16 Total Covered Nonperforming
         Assets (1)                      61,326           0         n/m           0        n/m            0           0           0
                                    ------------------------            ------------            ------------------------------------
   16 Total Nonperforming Assets        $77,829      $6,602         n/m     $14,286        n/m      $13,382     $12,915      $5,762
                                    ========================            ============            ====================================

   17 Non-Covered Classified Loans      $41,453     $33,303        24.5%    $34,028        21.8%    $38,070     $33,546     $24,419
   18 Covered Classified Loans (1)      169,778           0         n/m           0        n/m            0           0           0
                                    ------------------------            ------------            ------------------------------------
   19 Total Classified Loans           $216,232     $33,303         n/m     $34,028       535.5%    $38,070     $33,546     $24,419
                                    ========================            ============            ====================================

   20 Total Non-Covered Loans
         Outstanding                 $2,356,237  $2,448,320        -3.8% $2,382,426        -1.1% $2,408,704  $2,431,011  $2,502,976
   21 Total Covered Loans
         Outstanding (1)              1,089,071           0         n/m           0        n/m            0           0           0
                                    ------------------------            ------------            ------------------------------------
   22 Total Loans Outstanding        $3,445,308  $2,448,320        40.7% $2,382,426        44.6% $2,408,704  $2,431,011  $2,502,976
                                    ========================            ============            ====================================

   23 Total Assets                   $5,428,865  $4,342,302        25.0% $4,032,934        34.6% $4,089,482  $4,188,868  $4,558,959

   24 Non-Covered Loans:
   25 Allowance for Loan Losses         $43,803     $52,234       -16.1%    $44,470        -1.5%    $50,097     $50,964     $52,506
   26 Allowance/Non-Covered Loans          1.86%       2.13%                   1.87%                   2.08%       2.10%       2.10%
   27 Non-Covered Nonperforming
         Loans/Non-Covered Loans           0.50%       0.23%                   0.45%                   0.52%       0.49%       0.21%
   28 Non-Covered Nonperforming
         Assets/Total Assets               0.30%       0.15%                   0.35%                   0.33%       0.31%       0.13%
   29 Allowance/Non-Covered
         Nonperforming Loans                373%        925%                    412%                    399%        425%       1020%

   30 Covered Loans (1):
   31 Fair Value Discount on
         Covered Loans                 $149,290         n/a                     n/a                     n/a         n/a         n/a
   32 Discount/Covered Loans, gross       12.06%        n/a                     n/a                     n/a         n/a         n/a
   33 Covered Nonperforming Assets/
        Total Assets                       1.13%        n/a                     n/a                     n/a         n/a         n/a
   34 Fair Value Discount on
         Repossessed Loan Collateral    $11,178         n/a                     n/a                     n/a         n/a         n/a
   35 Discount/Covered Repossessed
         Loan Collateral, gross           45.50%        n/a                     n/a                     n/a         n/a         n/a

   (1) Covered loans and repossessed loan collateral represent purchased assets on which losses are shared with the FDIC per a Loss-Sharing Agreement.
       Covered assets were recorded at estimated fair value at the time of purchase.


WESTAMERICA BANCORPORATION          Public Information April 17, 2009
FINANCIAL HIGHLIGHTS
March 31, 2009

10.Capital.


                                    (dollars in thousands, except per-share amounts)
                                                             3/31/09 /               3/31/08 /
                                      3/31/09     3/31/08     3/31/08     12/31/08    12/31/08    09/30/08    06/30/08    12/31/07
                                    ------------------------------------------------------------------------------------------------
    1 Shareholders' Equity             $536,668    $399,109        34.5%   $409,852        30.9%   $399,128    $410,445    $394,603
    2 Tier I Regulatory Capital         394,829     283,768        39.1%    288,859        36.7%    278,117     290,864     278,970
    3 Total Regulatory Capital          442,186     321,819        37.4%    324,455        36.3%    314,023     327,631     318,089

    4 Total Assets                    5,428,865   4,342,302        25.0%  4,032,934        34.6%  4,089,482   4,188,868   4,558,959
    5 Risk-Adjusted Assets            3,896,397   2,914,007        33.7%  2,758,866        41.2%  2,790,304   2,845,553   2,986,737

    6 Shareholders' Equity /
         Total Assets                      9.89%       9.19%                  10.16%                   9.76%       9.80%       8.66%
    7 Shareholders' Equity /
         Total Loans                      15.58%      16.30%                  17.20%                  16.57%      16.88%      15.77%
    8 Tier I Capital /Total Assets         7.27%       6.53%                   7.16%                   6.80%       6.94%       6.12%
    9 Tier I Capital  /
          / Risk-Adjusted Assets          10.13%       9.74%                  10.47%                   9.97%      10.22%       9.33%
   10 Total Capital /
          / Risk-Adjusted Assets          11.35%      11.04%                  11.76%                  11.25%      11.51%      10.64%
   11 Tangible Common Equity Ratio         5.52%       6.18%                   7.01%                   6.62%       6.71%       5.76%
   12 Common Shares Outstanding          28,874      28,772         0.4%     28,880        -0.0%     28,895      28,889      29,018
   13 Book Value Per Common Share        $15.73      $13.87        13.4%     $14.19        10.8%     $13.81      $14.21      $13.60
   14 Market Value Per Common Share      $45.56      $52.60       -13.4%     $51.15       -10.9%     $57.53      $52.59      $44.55



   15 Share Repurchase Programs


                                    (shares in thousands)
                                                              Q1'09 /                 Q1'09 /                           3/31'09YTD /
                                       Q1'09       Q1'08       Q1'08       Q4'08       Q4'08     3/31'09YTD  3/31'08YTD  3/31'08YTD
                                    ------------------------------------------------------------------------------------------------
   16 Total Shares Repurchased /
         Canceled                            16         424       -96.2%         16         2.2%         16         424       -96.2%
   17   Average Repurchase Price         $41.58      $47.68       -12.8%     $50.74       -18.0%     $41.58      $47.68       -12.8%
   18 Net Shares Repurchased                  6         246       -97.5%         15       -59.4%          6         246       -97.5%


WESTAMERICA BANCORPORATION          Public Information April 17, 2009
FINANCIAL HIGHLIGHTS
March 31, 2009

11.Period-End Balance Sheets.


                                    (unaudited, dollars in thousands)
                                                             3/31/09 /               3/31/08 /
                                      3/31/09     3/31/08     3/31/08     12/31/08    12/31/08    09/30/08    06/30/08    12/31/07
                                    ------------------------------------------------------------------------------------------------
    1 Assets:
    2   Cash and Money Market Assets   $149,566    $139,957         6.9%   $139,224         7.4%   $142,678    $134,432    $210,097

    3   Investment Securities
           Available For Sale           436,343      477,686       -8.7%    288,454        51.3%    304,871     391,028     532,821
    4   Investment Securities
           Held to Maturity             918,745   1,016,613        -9.6%    949,325        -3.2%    962,621     978,298   1,045,288
    5   Non-Covered Loans             2,356,237   2,448,320        -3.8%  2,382,426        -1.1%  2,408,704   2,431,011   2,502,976
    6   Allowance For Loan Losses       (43,803)    (52,234)      -16.1%    (44,470)       -1.5%    (50,097)    (50,964)    (52,506)
                                    ------------------------            ------------            ------------------------------------
    7   Non-Covered Loans, net        2,312,434   2,396,086        -3.5%  2,337,956        -1.1%  2,358,607   2,380,047   2,450,470
    8   Covered Loans, net (1)        1,089,071           0         n/m           0        n/m            0           0           0
                                    ------------------------            ------------            ------------------------------------
    9   Total Loans                   3,401,505   2,396,086        42.0%  2,337,956        45.5%  2,358,607   2,380,047   2,450,470

   10   Other Real Estate Owned           4,756         954         n/m       3,505        35.7%        814         920         613
   11   Covered Other Real Estate
           Owned, net (1)                13,391           0         n/m           0        n/m            0           0           0
   12   Premises and Equipment           26,729      28,031        -4.6%     27,351        -2.3%     26,789      27,460      28,380
   13   Identifiable Intangible
           Assets                        41,630      17,571       136.9%     15,208       173.7%     15,996      16,784      18,429
   14   Goodwill                        121,699     121,719        -0.0%    121,699         0.0%    121,702     121,719     121,719
   15   Interest Receivable and
           Other Assets                 314,501     143,685       118.9%    150,212       109.4%    155,404     138,180     151,142
                                    ------------------------            ------------            ------------------------------------
   16 Total Assets                   $5,428,865  $4,342,302        25.0% $4,032,934        34.6% $4,089,482  $4,188,868  $4,558,959
                                    ========================            ============            ====================================
   17 Liabilities and Shareholders' Equity:
   18   Deposits:
   19     Noninterest Bearing        $1,353,696  $1,202,165        12.6% $1,158,632        16.8% $1,173,852  $1,195,004  $1,245,500
   20     Interest-Bearing
             Transaction                730,153     542,468        34.6%    525,153        39.0%    518,944     527,109     544,411
   21     Savings                       968,411     749,471        29.2%    745,496        29.9%    751,512     754,677     760,006
   22     Time                        1,204,021     700,534        71.9%    665,773        80.8%    685,480     686,702     714,873
                                    ------------------------            ------------            ------------------------------------
   23   Total Deposits                4,256,281   3,194,638        33.2%  3,095,054        37.5%  3,129,788   3,163,492   3,264,790
                                    ------------------------            ------------            ------------------------------------
   24   Short-Term Borrowed Funds       441,418     635,264       -30.5%    457,275        -3.5%    487,973     514,131     798,599
   25   Federal Home Loan Bank
           Advances                      86,772           0         n/m           0        n/m            0           0           0
   25   Debt Financing and
           Notes Payable                 26,598      36,736       -27.6%     26,631        -0.1%     26,665      36,699      36,773
   26   Liability For Interest,
           Taxes and Other               81,128      76,555         6.0%     44,122        83.9%     45,928      64,101      64,194
                                    ------------------------            ------------            ------------------------------------
   27 Total Liabilities               4,892,197   3,943,193        24.1%  3,623,082        35.0%  3,690,354   3,778,423   4,164,356
                                    ------------------------            ------------            ------------------------------------
   28 Shareholders' Equity:
   29   Preferred Stock                  82,550           0         n/m           0        n/m            0           0           0
   30   Paid-In Capital                 356,326     339,468         5.0%    354,674         0.5%    354,537     351,157     337,201
   31   Accumulated Other Comprehensive
   32     Income (Loss)                   2,274      (3,954)     -157.5%      1,040       118.6%        551       1,074      (4,520)
   33   Retained Earnings                95,518      63,595        50.2%     54,138        76.4%     44,040      58,214      61,922
                                    ------------------------            ------------            ------------------------------------
   34 Total Common Equity               454,118     399,109        13.8%    409,852        10.8%    399,128     410,445     394,603
                                    ------------------------            ------------            ------------------------------------
   35 Total Shareholders' Equity        536,668     399,109        34.5%    409,852        30.9%    399,128     410,445     394,603
                                    ------------------------            ------------            ------------------------------------
   36 Total Liabilities and
         Shareholders' Equity        $5,428,865  $4,342,302        25.0% $4,032,934        34.6% $4,089,482  $4,188,868  $4,558,959
                                    ========================            ============            ====================================

   (1) Covered loans and repossessed loan collateral represent purchased assets on which losses are shared with the FDIC per a Loss-Sharing Agreement.
       Covered assets were recorded at estimated fair value at the time of purchase.



Page 14                             Public Information April 17, 2009

WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
March 31, 2009

12.Income Statements.


                                    (unaudited, dollars in thousands, except per-share amounts)
                                                              Q1'09 /                 Q1'09 /                           3/31'09YTD /
                                       Q1'09       Q1'08       Q1'08       Q4'08       Q4'08     3/31'09YTD  3/31'08YTD  3/31'08YTD
                                    ------------------------------------------------------------------------------------------------
    1 Interest and Fee Income:
    2   Loans                           $45,095     $38,732        16.4%    $35,942        25.5%    $45,095     $38,732        16.4%
    3   Money Market Assets and
           Funds Sold                         1           1         n/m           1        n/m            1           1         n/m
    4   Investment Securities
           For Sale                       3,739       5,802       -35.6%      3,426         9.1%      3,739       5,802       -35.6%
    5   Investment Securities
           Held to Maturity              10,350      10,859        -4.7%     10,076         2.7%     10,350      10,859        -4.7%
                                    ------------------------            ------------            ------------------------
    6 Total Interest Income              59,185      55,394         6.8%     49,445        19.7%     59,185      55,394         6.8%
                                    ------------------------            ------------            ------------------------
    7 Interest Expense:
    8   Transaction Deposits                205         452       -54.6%        252       -18.5%        205         452       -54.6%
    9   Savings Deposits                    900       1,330       -32.3%        763        18.0%        900       1,330       -32.3%
   10   Time Deposits                     2,678       5,546       -51.7%      2,556         4.8%      2,678       5,546       -51.7%
   11   Short-Term Borrowed Funds           626       4,922       -87.3%        598         4.7%        626       4,922       -87.3%
   12   Debt Financing and
           Notes Payable                    423         578       -26.9%        423        -0.0%        423         578       -26.9%
                                    ------------------------            ------------            ------------------------

   13 Total Interest Expense              4,833      12,828       -62.3%      4,592         5.3%      4,833      12,828       -62.3%
                                    ------------------------            ------------            ------------------------
   14 Net Interest Income                54,352      42,566        27.7%     44,853        21.2%     54,352      42,566        27.7%
                                    ------------------------            ------------            ------------------------
   15 Provision for Loan Losses           1,800         600         n/m         900       100.0%      1,800         600         n/m
                                    ------------------------            ------------            ------------------------
   16 Noninterest Income:
   17   Service Charges on Deposit
          Accounts                        8,422       7,296        15.4%      7,383        14.1%      8,422       7,296        15.4%
   18   Merchant Credit Card              2,432       2,580        -5.7%      2,623        -7.3%      2,432       2,580        -5.7%
   19   ATM Fees & Interchange              813         718        13.1%        685        18.7%        813         718        13.1%
   20   Debit Card Fees                     856         904        -5.3%        917        -6.7%        856         904        -5.3%
   21   Financial Services Commissions      154         230       -33.3%        141         8.9%        154         230       -33.3%
   22   Mortgage Banking                     17          40       -57.2%         19        -7.6%         17          40       -57.2%
   23   Trust Fees                          364         303        20.3%        255        42.9%        364         303        20.3%
   24   Net Gain (Loss) From
           Equity Securities                  0       5,698         n/m      (3,269)       n/m            0       5,698         n/m
   25   FAS 141R Gain                    48,844           0         n/m           0        n/m       48,844           0         n/m
   26   Other                             2,066       1,609        28.4%      1,154        79.0%      2,066       1,609        28.4%
                                    ------------------------            ------------            ------------------------
   27 Total Noninterest Income           63,968      19,378         n/m       9,908        n/m       63,968      19,378         n/m
                                    ------------------------            ------------            ------------------------
   28 Noninterest Expense:
   29   Salaries and Related Benefits    16,371      12,984        26.1%     12,823        27.7%     16,371      12,984        26.1%
   30   Occupancy                         5,410       3,390        59.6%      3,405        58.9%      5,410       3,390        59.6%
   31   Equipment                         1,222         921        32.7%        976        25.2%      1,222         921        32.7%
   32   Data Processing                   2,104       2,120        -0.7%      2,117        -0.6%      2,104       2,120        -0.7%
   33   Professional Fees                   888         536        65.8%        920        -3.5%        888         536        65.8%
   34   VISA Litigation                       0      (2,338)        n/m           0        n/m            0      (2,338)        n/m
   35   Other                             8,128       5,443        49.3%      5,925        37.2%      8,128       5,443        49.3%
                                    ------------------------            ------------            ------------------------
   36 Total Noninterest Expense          34,123      23,056        48.0%     26,166        30.4%     34,123      23,056        48.0%
                                    ------------------------            ------------            ------------------------
   37 Income Before Income Taxes         82,397      38,288       115.2%     27,695       197.5%     82,397      38,288       115.2%
   38 Income Tax Provision               29,572      11,510       156.9%      6,885        n/m       29,572      11,510       156.9%
                                    ------------------------            ------------            ------------------------
   39 Net Income                         52,825      26,778        97.3%     20,810       153.8%     52,825      26,778        97.3%
   40 Preferred Stock Dividends
         and Discount Accretion             578           0         n/m           0        n/m          578           0         n/m
                                    ------------------------            ------------            ------------------------
   41 Net Income Applicable to
         Common Equity                  $52,247     $26,778        95.1%    $20,810       151.1%    $52,247     $26,778        95.1%
                                    ========================            ============            ========================

   42 Average Common Shares
         Outstanding                     28,876      28,861         0.1%     28,884        -0.0%     28,876      28,861         0.1%
   43 Diluted Average Common Shares
         Outstanding                     29,105      29,210        -0.4%     29,218        -0.4%     29,105      29,210        -0.4%
   44 Per Common Share Data:
   45   Basic Earnings                    $1.81       $0.93        94.6%      $0.72        n/m        $1.81       $0.93        94.6%
   46   Diluted Earnings                   1.80        0.92        95.7%       0.71        n/m         1.80        0.92        95.7%
   47   Dividends Paid                     0.36        0.34         5.9%       0.35         2.9%       0.36        0.34         5.9%
